                               POWER OF ATTORNEY

   I, the undersigned Trustee of Pioneer Series Trust I (the "Trust"), hereby constitute and appoint John F. Cogan, Jr., Dorothy E. Bourassa, Daniel K.
Kingsbury and Mark E. Bradley, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them to sign for me, in my name: (i) the Trust's Registration Statement on Form N-14, and any
and all amendments thereto, with respect to the proposed reorganization of
Pioneer Mid Cap Growth Fund into Pioneer Select Mid Cap Growth Fund, a series of the Trust, and (ii) any and all other documents and papers relating to such reorganization, and generally to do all such things in my name and on behalf of me in the capacities indicated to enable the Trust to comply with the
Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to the Registration Statement and amendments to said Registration Statement.

   IN WITNESS WHEREOF, I have hereunder set my hand on this 15th day of
September, 2009.

/s/ David R. Bock                                   /s/ Margaret B.W. Graham
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David R. Bock                                       Margaret B.W. Graham

/s/ Mary K. Bush                                    /s/ Daniel K. Kingsbury
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Mary K. Bush                                        Daniel K. Kingsbury

/s/ John F. Cogan, Jr.                              /s/ Thomas J. Perna
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John F. Cogan, Jr.                                  Thomas J. Perna

/s/ Benjamin M. Friedman                            /s/ Marguerite A. Piret
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Benjamin M. Friedman                                Marguerite A. Piret